UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, 8th Floor, Los Angeles, California 90025

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 14, 2026, Barfresh Food Group, Inc., a Delaware corporation (the “Company”) issued an update on recent business developments in conjunction with the filing of its form 10-Q for the second quarter ended June 30, 2026.

The conference call discussing these results took place on Friday, August 14, 2026, at 1:30 pm Pacific Time (4:30 pm Eastern Time). A telephonic playback will be available through Friday, August 28, 2026.

Use of Non-GAAP Measures

Barfresh Food Group Inc. prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). In order to aid in the understanding of the Company’s business performance, the Company has also presented certain non-GAAP measures, including EBITDA and Adjusted EBITDA, which are reconciled to net (loss) in the schedules to the press release furnished with this Current Report on Form 8-K as Exhibit 99.1. The reconciling items are non-operational or non-cash costs, including stock compensation, and other non-recurring costs such as those associated with our acquisition of Arp’s Dairy, Inc.

Management believes that Adjusted EBITDA provides useful information to the investor because it is directly reflective of the period-to-period performance of the Company’s core business. In addition, Adjusted EBITDA is used in developing the Company’s internal budgets, forecasts and strategic plan; in analyzing the effectiveness of its business strategies; and in making compensation decisions and in communications with its board of directors concerning its financial performance.

Adjusted EBITDA should not be considered as an alternative to loss from operations, net loss or any other performance measure derived in accordance with GAAP as a measure of operating results. It may not be comparable to similarly titled measures used by other companies and may exclude financial information that some may consider important in evaluating the Company’s performance.

Forward Looking Statements

Except for historical information herein, matters set forth in this press release are forward-looking, including statements about the Company’s commercial progress and future financial performance. These forward-looking statements are identified by the use of words such as “grow”, “expand”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast” and “project”, among others. All statements, other than statements of historical fact, included in the press release that address activities, events or developments that the Company believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may not materialize. Investors are cautioned that any such statements are not guarantees of future performance. The contents of this release should be considered in conjunction with the warnings, risk factors and cautionary statements contained in the Company’s recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Furthermore, the Company does not intend, and is not obligated, to update publicly any forward-looking statements, except as required by law.

Item 7.01. Regulation FD Disclosures.

The disclosures set forth in Item 2.02 are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release of Barfresh Food Group, Inc. dated August 14, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: August 14, 2026		/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	CEO